Exhibit 10.41

ConocoPhillips
Matching Gift Plan

for Directors and Executives

Terms and Conditions

Eligible Donors

▪	Current executive employees (grade level and higher; paid in U.S. dollars) of ConocoPhillips, or its U.S. subsidiaries in which the company ownership is at least 50 percent.

▪	Current or past members of Heritage-Phillips, Heritage-Conoco or ConocoPhillips boards of directors.

Eligible Recipients

▪	Private or public, nonprofit K-12 schools with appropriate regional or professional accreditation.

▪	Private or public, nonprofit schools of higher education (includes four-year colleges, graduate and professional schools, junior colleges, technical institutes and community colleges) as accredited by the American Council on Education.

▪	Charitable organizations or political subdivisions (cities, counties, states, school districts, etc.) with tax-exempt status (U.S. Internal Revenue Code, Section 501(c)(3)).

Matching Rates

▪	Current members of the Board of Directors and current company executives are matched $1 for $1 to an annual maximum of $15,000.

▪	Retired directors and executives are matched $1 for $1 to an annual maximum of $7,500.

If an individual’s gift(s) exceeds the maximum match amount, the gifts will be matched up to the annual maximum in date-of-gift order.

Match Qualifications
($50.00 minimum contribution)

▪	Cash. Gifts made from the eligible donor’s personal or joint account, or credit card account.

▪	Marketable securities. The value of the securities under this plan will be the average price (between the high and low quotations) on the date the gift was made.

Matching Gift forms must have gift documentation attached (copy of check, credit card or securities transaction, etc.) to be eligible for a match.

Guidelines on Ineligible Gifts

▪	Any contribution that results in a personal benefit or privilege to the donor, the donor’s family or anyone designated by the donor.

▪	Educational gifts to fraternities or sororities.

▪	Educational gifts to athletics: funds, foundations, facilities or scholarships.

▪	Donations to alumni association dues or activities.

▪	Contributions made in lieu of tuition, fees or school loans.

▪	United Way campaign pledges.

▪	Gifts to political organizations.

▪	Gifts to religious organizations (except accredited schools).

▪	Gifts intended to fulfill a church-related financial obligation, e.g., tithing.

▪	Multiple gifts submitted on one application form.

▪	Deferred gifts (e.g., charitable remainder trusts or annuity trusts).

▪	Accumulated or pooled monies raised by a group of donors and submitted by one donor.

▪	Gifts for admission tickets.

▪	Gifts for subscription or membership fees.

▪	Gifts of real estate or personal property.

▪	Gifts made from business accounts or non-employee/retiree spouse’s account.

▪	Gifts with incomplete matching gift forms.

Completing Gift Forms

▪	Donor. Fills out Form A and sends the entire document to the organization receiving the donation, along with the gift.

▪	Recipient. An authorized official of the educational institution or charitable organization completes Form B and mails completed form along with documentation of gift (copy of check, credit card or securities transaction) to:

ConocoPhillips
Matching Gift Administrator
600 N. Dairy Ashford (MA 3131)
Houston, Texas 77079

▪	Contributions will be matched twice annually.

▪	Contributions made the first half of the year will be matched the second half of the year. Forms and proof of the gift must be received by this office by July 31, or the gift will not be matched until the first half of the following year.

▪	Contributions made the second half of the calendar year will be matched the first half of the following year. Forms and proof of the gift must be received by this office by January 31 of the following year, or eligibility will lapse and the gift will not be matched.

▪	Forms are to be completed in full.

▪	Upon determination of eligibility, ConocoPhillips management will authorize payment.

Other Administrative Conditions

ConocoPhillips may modify, suspend or terminate the Matching Gift Plan at any time. The interpretation, application and administration of the plan shall be determined by the management of corporate contributions, whose decision shall be final.